Exhibit 99.1

Investor Relations Contact

Michelle Ahlmann (Levine), 650-603-5464

Public Relations Contact

Dave Peterson, 650-603-5231

Mercury Interactive Reports Second Quarter Results

•	Revenue $159.0 million; Increase of 35% versus Q2 2003
•	Net Increase in Deferred Revenue of $26.2 million
•	Earnings Per Share: $0.12 GAAP; $0.22 Non-GAAP
•	Cash Flows from Operations: $41.1 million

MOUNTAIN VIEW, CALIF., — JULY 21, 2004 — Mercury Interactive Corporation (NASDAQ: MERQ), the global leader in business technology optimization (BTO), today reported results for the second quarter ended June 30, 2004.

Revenue for the second quarter of 2004 was $159.0 million, an increase of 35 percent compared to $118.1 million reported in the second quarter of 2003.

Deferred revenue for the second quarter of 2004 increased by $26.2 million from the first quarter of 2004 to $327.3 million. Cash generated from operations for the second quarter of 2004 was $41.1 million compared to $38.2 million in the second quarter of 2003.

GAAP Results

Net income for the second quarter of 2004 was $11.6 million, or $0.12 per diluted share, compared to $16.9 million, or $0.19 per diluted share, for the same period a year ago. GAAP results for the second quarter include stock-based compensation and amortization of intangible assets of $3.9 million, integration and other related charges of $1.1 million, net gain on investments of $0.4 million and a non-cash asset impairment charge of $9.2 million related to Mercury’s move to its new headquarters.

Non-GAAP Results

Net income for the second quarter of 2004 was $22.0 million, or $0.22 per diluted share, compared to $19.8 million, or $0.22 per diluted share, for the same period a year ago. Non-GAAP results, as presented in the attached reconciliation table, exclude the

Mercury Interactive Reports Second Quarter Results	Page 2

following recurring items: stock-based compensation, amortization of intangible assets, integration and other related charges, net gain on investments and non-cash asset impairment charges related to facilities.

“This was our fourth consecutive quarter of year over year new order growth exceeding 30 percent,” said Amnon Landan, chairman and CEO at Mercury. “This is a testament to customers increasing investment in Mercury’s BTO offerings and our continued execution.”

Q2 2004 HIGHLIGHTS

•	Solid performance across all businesses and all geographies

•	15 transactions greater than $1.0 million

•	Signed definitive agreement to acquire Appilog and extend Mercury’s leadership in Application Management and BTO

FINANCIAL OUTLOOK

The following financial outlook is provided based on information as of July 21, 2004.

Management provides the following guidance for the quarter ending September 30, 2004:

•	Revenue is expected to be in the range of $160 million to $170 million

•	Net increase in deferred revenue is expected to be in the range of $20 million to $30 million

•	Non-GAAP operating margin is expected to be in the range of 15 percent to 17 percent

•	GAAP diluted earnings per share is expected to be in the range of $0.16 to $0.21

•	Non-GAAP diluted earnings per share is expected to be in the range of $0.22 to $0.27

•	Cash flows from operations is expected to be in the range of $40 million to $50 million

Mercury Interactive Reports Second Quarter Results	Page 3

Management provides the following guidance for the fiscal year ending December 31, 2004:

•	New order growth is expected to be in the range of 25 percent to 30 percent

•	Revenue is expected to be in the range of $665 million to $685 million

•	Non-GAAP operating margin is expected to be in the range of 17 percent to 20 percent

•	GAAP diluted earnings per share is expected to be in the range of $0.76 to $0.85

•	Non-GAAP diluted earnings per share is expected to be in the range of $1.04 to $1.12

•	Cash flows from operations is expected to be in the range of $220 million to $240 million

On July 1, 2004, Mercury completed its previously announced acquisition of Appilog. This will result in one-time charges for in-process research and development of approximately $0.8 million to $1.0 million, in the third quarter. Further, there will be recurring quarterly amortization charges in the range of approximately $0.5 million to $0.6 million.

Non-GAAP guidance is adjusted from GAAP guidance by excluding one-time charges for in-process research and development, recurring integration and other related charges, stock-based compensation, amortization of intangible assets and non-cash impairment charges related to real estate.

QUARTERLY CONFERENCE CALL

Mercury will host a conference call to discuss second quarter results at 5:30 a.m. Pacific Time today. A live Webcast of the conference call, together with supplemental financial information, can be accessed through the company’s Investor Relations Web site at http://www.mercury.com/ir. In addition, an archive of the Webcast can be accessed through the same link. An audio replay of the call will be available until midnight on July 27, 2004. The audio replay can be accessed by calling 888-203-1112 or 719-457-0820, conference call code: 649411

Mercury Interactive Reports Second Quarter Results	Page 4

ABOUT MERCURY

Mercury Interactive Corporation, the global leader in business technology optimization (BTO), is committed to helping customers optimize the business value of information technology. Founded in 1989, Mercury conducts business worldwide and is one of the fastest growing enterprise software companies today. Mercury provides software and services to govern the priorities, people and processes of IT; deliver and manage applications; and integrate IT strategy and execution. Customers worldwide rely on Mercury offerings to improve quality and performance of applications and manage IT costs, risks and compliance. Mercury BTO offerings are complemented by technologies and services from global business partners. For more information, please visit www.mercury.com.

FORWARD LOOKING STATEMENTS

This press release contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties concerning Mercury Interactive’s expected financial performance, as well Mercury Interactive’s future business prospects and product and service offerings. Mercury Interactive’s actual results may differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, Mercury Interactive and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among other things: 1) the mix of perpetual and term licenses and the effect of the timing of the recognition of revenue from products sold under term licenses; 2) Mercury Interactive has historically received a substantial portion of its orders at the end of the quarter and if an order shortfall occurs at the end of a quarter it could negatively impact the company’s operating results for that quarter; 3) the dependence of Mercury Interactive’s financial growth on the continued success and acceptance of its existing and new software products and services, and the success of its BTO strategy; 4) uncertainties related to the integration of products and services, employees and operations as a result of acquisitions, including the recent acquisition of Appilog; 5) the ability to attract and retain key personnel; 6) intense competition for Mercury Interactive’s products and services; and 7) the additional risks and important

Mercury Interactive Reports Second Quarter Results	Page 5

factors described in Mercury Interactive’s SEC reports, including the Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2003, and the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004, which are available at the SEC’s website at www.sec.gov. All of the information in this press release is as of July 21, 2004, and Mercury Interactive undertakes no duty to update this information.

NON-GAAP FINANCIAL INFORMATION

Mercury Interactive provides non-GAAP net income and earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Mercury Interactive’s management believes these non-GAAP measures are useful to investors because this supplemental information facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this press release.

# # #

Editor’s Note

Tables Attached: Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Cash Flows, Table of Reconciliations from GAAP to Non-GAAP.

Mercury Interactive is a trademark or registered trademark of Mercury Interactive Corporation in the United States and/or other countries. Other product and company names are used herein for identification purposes only, and may be trademarks of their respective companies.

MERCURY

379 N. Whisman Road

Mountain View, CA 94043

Tel: (650) 603-5200 Fax: (650) 603-5300

Mercury Interactive Reports Second Quarter Results

MERCURY INTERACTIVE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2004	2003	2004	2003
Revenues:
License fees	$59,942	$48,004	$117,515	$92,790
Subscription fees	34,628	22,487	70,535	41,761

Total product revenues	94,570	70,491	188,050	134,551
Maintenance fees	48,143	38,745	95,032	74,330
Professional service fees	16,334	8,820	32,771	19,560

Total revenues	159,047	118,056	315,853	228,441

Costs and expenses:
Cost of license and subscription	9,883	6,757	19,702	13,307
Cost of maintenance	3,952	2,829	7,544	5,508
Cost of professional services	14,855	7,460	28,398	14,080
Marketing and selling	76,248	55,806	150,211	108,491
Research and development	17,763	13,120	35,049	24,709
General and administrative	12,024	9,722	24,269	18,822
Stock-based compensation	183	195	392	384
Acquisition related charges	—	1,280	—	1,280
Integration and other related charges	1,131	917	2,110	917
Amortization of intangible assets	3,744	699	7,684	1,157
Facilities impairment	9,178	—	9,178	—

Total costs and expenses	148,961	98,785	284,537	188,655

Income from operations	10,086	19,271	31,316	39,786
Other income, net	3,352	2,441	6,596	4,768

Income before provision for income taxes	13,438	21,712	37,912	44,554
Provision for income taxes	1,827	4,777	7,393	9,475

Net income	$11,611	$16,935	$30,519	$35,079

Net income per share (basic)	$0.13	$0.20	$0.33	$0.41

Net income per share (diluted)	$0.12	$0.19	$0.31	$0.39

Weighted average common shares (basic)	92,448	85,610	91,949	85,322

Weighted average common shares and equivalents (diluted)	98,237	90,506	98,006	89,945

Mercury Interactive Reports Second Quarter Results

MERCURY INTERACTIVE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2004	December 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$573,960	$549,278
Short-term investments	167,690	157,082
Trade accounts receivable, net	147,484	142,908
Prepaid expenses and other assets	77,659	64,485

Total current assets	966,793	913,753
Long-term investments	648,628	527,348
Property and equipment, net	72,657	73,203
Investments in non-consolidated companies	12,479	13,928
Debt issuance costs, net	13,111	14,965
Goodwill	347,779	347,616
Intangible assets, net	37,443	45,126
Restricted cash	6,000	6,000
Interest rate swap	5,184	11,557
Other assets	18,268	17,456

Total assets	$2,128,342	$1,970,952

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,486	$17,584
Accrued liabilities	104,163	96,637
Deferred tax liabilities, net	28,253	28,367
Income taxes payable	40,328	35,404
Short-term deferred revenue	239,757	212,716

Total current liabilities	430,987	390,708
Convertible notes	804,803	811,159
Long-term deferred revenue	87,574	67,909
Other long-term payables, net	2,598	807

Total liabilities	1,325,962	1,270,583

Stockholders' equity:
Common stock	186	181
Additional paid-in capital	536,969	468,150
Treasury stock	(16,082)	(16,082)
Notes receivable from issuance of common stock	(4,639)	(6,580)
Unearned stock-based compensation	(963)	(1,533)
Accumulated other comprehensive loss	(6,062)	(6,219)
Retained earnings	292,971	262,452

Total stockholders' equity	802,380	700,369

Total liabilities and stockholders' equity	$2,128,342	$1,970,952

Certain reclassifications have been made to the December 31, 2003 balances to conform to the June 30, 2004 presentation.

Mercury Interactive Reports Second Quarter Results

MERCURY INTERACTIVE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2004	2003	2004	2003
Cash flows from operating activities:
Net income	$11,611	$16,935	$30,519	$35,079
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,177	4,264	10,092	8,143
Sales reserves	(479)	(830)	(242)	(1,236)
Unrealized (gain) loss on interest rate swap	62	(58)	18	(92)
Amortization of intangible assets	3,744	699	7,684	1,157
Stock-based compensation	183	195	392	384
Loss on investments in non-consolidated companies	—	767	455	1,339
Loss on disposals of assets	—	—	275	—
Gain on sale of available-for-sale securities	(336)	—	(336)	—
Unrealized gain on warrant	(60)	—	(392)	—
Write-off of in-process research and development	—	1,280	—	1,280
Facilities impairment	9,178	—	9,178	—
Tax benefit from employee stock options	1,592	—	1,592	—
Deferred income taxes	(1,349)	(1,346)	(2,663)	1,076
Changes in assets and liabilities, net of effect of acquisitions:
Trade accounts receivable	(21,959)	(1,831)	(4,306)	13,157
Prepaid expenses and other assets	(7,073)	(6,351)	(8,580)	(2,558)
Accounts payable	(325)	2,456	646	(308)
Accrued liabilities	14,650	11,337	5,128	1,048
Income taxes payable	(1,146)	1,311	4,910	2,061
Deferred revenue	26,662	9,386	46,657	30,883
Other long-term payables	1,001	—	2,057	—

Net cash provided by operating activities	41,133	38,214	103,084	91,413

Cash flows from investing activities:
Maturities of investments	311,667	881,196	637,470	1,180,168
Purchases of investments	(365,332)	(962,685)	(769,152)	(1,285,356)
Proceeds from sale of available-for-sale securities	1,696	—	1,696	—
Proceeds from return on investment in non-consolidated company	—	—	1,525	—
Purchases of investments in non-consolidated companies	(750)	(750)	(1,500)	(750)
Cash paid in conjunction with the acquisition of Performant	—	(21,925)	—	(21,925)
Cash paid in conjunction with the acquisition of Kintana	(93)	—	(163)	—
Net proceeds from sale of vacant facilities and assets	103	—	2,640	—
Acquisition of property and equipment, net	(8,748)	(5,947)	(19,280)	(7,633)

Net cash used in investing activities	(61,457)	(110,111)	(146,764)	(135,496)

Cash flows from financing activities:
Proceeds from issuance of convertible notes, net	—	488,198	—	488,198
Proceeds from issuance of common stock under stock option and employee stock purchase plans	24,375	12,846	66,918	23,533
Collection of notes receivable from issuance of common stock	1,287	32	1,436	2,446

Net cash provided by financing activities	25,662	501,076	68,354	514,177

Effect of exchange rate changes on cash	219	634	8	825

Net increase in cash and cash equivalents	5,557	429,813	24,682	470,919
Cash and cash equivalents at beginning of period	568,403	390,229	549,278	349,123

Cash and cash equivalents at end of period	$573,960	$820,042	$573,960	$820,042

Mercury Interactive Reports Second Quarter Results

MERCURY INTERACTIVE CORPORATION

TABLE OF RECONCILIATION FROM GAAP TO NON-GAAP

(in thousands, except per share data)

(unaudited)

	Three months ended June 30,				Six months ended June 30,
	2004		2003		2004		2003

GAAP Net Income to Non-GAAP Net Income:
GAAP net income	$11,611		$16,935		$30,519		$35,079
In-process research and development (Performant)	—		1,280		—		1,280
Bonus program (Performant)	1,131		917		2,110		917
Facilities impairment	9,178		—		9,178		—
Gain on sale of available-for-sale securities	(336)		—		(336)		—
Net (gain) loss on investments in non-consolidated companies and warrant	(60)		—		63		—
Stock-based compensation and amortization of intangible assets (Freshwater)	334		635		878		1,282
Stock-based compensation and amortization of intangible assets (Performant)	297		259		600		259
Stock-based compensation and amortization of intangible assets (Kintana)	3,160		—		6,332		—
Stock-based compensation and amortization of intangible assets (other)	136		—		266		—
Provision for income taxes	(3,492)		(183)		(3,871)		(183)

Non-GAAP Net Income	$21,959		$19,843		$45,739		$38,634

GAAP Diluted EPS to Non-GAAP Diluted EPS:
GAAP net income per share-diluted	$0.12		$0.19		$0.31		$0.39
In-process research and development (Performant)	—		0.01		—		0.02
Bonus program (Performant)	0.01		0.01		0.02		0.01
Facilities impairment	0.09		—		0.09		—
Gain on sale of available-for-sale securities	(0.00	)(1)	—		(0.00	)(1)	—
Net (gain) loss on investments in non-consolidated companies and warrant	(0.00	)(1)	—		0.00	(1)	—
Stock-based compensation and amortization of intangible assets (Freshwater)	0.00	(1)	0.01		0.01		0.02
Stock-based compensation and amortization of intangible assets (Performant)	0.00	(1)	0.00	(1)	0.01		0.00	(1)
Stock-based compensation and amortization of intangible assets (Kintana)	0.03		—		0.06		—
Stock-based compensation and amortization of intangible assets (other)	0.00	(1)	—		0.00	(1)	—
Provision for income taxes	(0.04)		(0.00	)(1)	(0.04)		(0.00	)(1)

Non-GAAP net income per share-diluted	$0.22	(2)	$0.22		$0.47	(2)	$0.43	(2)

(1) Amount is less than $0.005 (2) Amount does not foot due to rounding

GAAP Operating Margin to Non-GAAP Operating Margin:
GAAP operating margin	6.3%		16.3%		9.9%		17.4%
In-process research and development (Performant)	—		1.0%		—		0.6%
Bonus program (Performant)	0.7%		0.8%		0.7%		0.4%
Facilities impairment	5.8%		—		2.9%		—
Stock-based compensation and amortization of intangible assets (Freshwater)	0.2%		0.5%		0.3%		0.6%
Stock-based compensation and amortization of intangible assets (Performant)	0.2%		0.2%		0.2%		0.1%
Stock-based compensation and amortization of intangible assets (Kintana)	2.0%		—		2.0%		—
Stock-based compensation and amortization of intangible assets (other)	0.1%		—		0.1%		—

Non-GAAP operating margin	15.3%		18.9	%(1)	16.0	%(1)	19.1%

(1) Amount does not foot due to rounding